UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2024

HANOVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

New York	001-41384	81-3324480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 East Jericho Turnpike, Mineola, New York	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 548-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	HNVR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

On March 5, 2024, Hanover Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below.

On January 23, 2024, the record date for the Annual Meeting, there were a total of 7,229,404 shares of common stock outstanding and entitled to vote at the Annual Meeting. A total of 6,168,056 shares of common stock were represented in person or by proxy at the Annual Meeting. The proposals voted on and approved by the shareholders at the Annual Meeting, and the final voting results with respect to such proposals, were as follows:

Proposal 1:

The election of three persons to serve as directors for three year terms. The following is a list of the directors elected at the Annual Meeting with the number of votes For and Withheld, as well as the number of Broker Non-Votes:

2
	For	Withheld	Broker Non-Votes
Varkey Abraham	5,551,837	221,630	394,589
Ahron H. Haspel	5,028,573	744,894	394,589
Robert Golden	5,531,041	242,426	394,589

Proposal 2:

The reincorporation of the Company from the State of New York to the State of Maryland was approved. The number of votes For and Against with regard to this proposal, as well as the number of abstentions and Broker Non-Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,806,407	919,958	47,102	394,589

Proposal 3:

As part of the reincorporation, an amendment to the Charter of the Surviving Corporation to permit the Board of Directors to increase or decrease the number of authorized shares and the number of shares of any class or series of the Company was approved. The number of votes For and Against with regard to this proposal, as well as the number of abstentions and Broker Non-Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,540,055	1,173,633	59,779	394,589

Proposal 4:

The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2024 was approved. The number of votes For and Against with regard to this proposal, as well as the number of abstentions were as follows:

For	AGAINST	ABSTAIN
5,913,995	244,579	9,482

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER BANCORP, INC.

Date: March 6, 2024	By:	/s/ Lance P. Burke
Lance P. Burke
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)